Exhibit 10.7.1

                        WAIVER AND FIRST AMENDMENT


         THIS WAIVER AND FIRST AMENDMENT, dated as of
December 20, 1995, is made by and among STRAWBRIDGE & CLOTHIER (the "Company"), the several banks and other financial institutions parties to the Credit Agreement (as hereinafter defined) (the "Banks"), PNC BANK, NATIONAL ASSOCIATION, as administrative agent (in such capacity, the "Administrative Agent"), and CORESTATES BANK, N.A. and FIRST FIDELITY BANK, N.A., as co-agents (each, in such capacity, a "Co-Agent" and together, the "Co-Agents").


                                BACKGROUND


         A. Reference is made to the Credit Agreement, dated as of November 21, 1995, among the Company, the Banks, the Administrative Agent and the Co-Agents (the "Credit Agreement"). Capitalized terms used herein and not otherwise defined herein shall have the meanings provided in the Credit Agreement.

         B. The Company has requested that the Banks waive and amend certain provisions of the Credit Agreement, and the Banks have agreed to waive and amend such provisions on the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the foregoing and for other consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

         1.   Amendments to Credit Agreement.  The Credit
Agreement is hereby amended as provided below in this paragraph 1 and all references in the Credit Agreement to "this Agreement" shall be deemed to refer to the Credit Agreement as amended hereby.

              (a)  Amendment to Section 6.1(a) (Leverage Ratio).
Section 6.1(a) of the Credit Agreement is hereby amended by deleting such Section in its entirety and inserting in lieu thereof the following:

                   "(a) Leverage Ratio.  The Company shall not
              permit the Leverage Ratio as of any date occurring on and after December 20, 1995, to exceed .50:1.0.

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              (b)  Amendment to Section 6.1(d) (Capital
Expenditures). Section 6.1(d) of the Credit Agreement is hereby amended by deleting the number "$17,500,000" the one time it appears therein and inserting in lieu thereof the number
"$15,000,000".

              (c) Amendment to Section 6.4 (Restrictions on Fundamental Changes). Section 6.4(b) of the Credit Agreement is hereby amended by deleting the number "$7,500,000" the one time it appears therein and inserting in lieu thereof the following:
"(A) for fiscal year 1996, -$0- and (B) for each fiscal year thereafter, $7,500,000".

         2. Waiver of Provisions of Section 6.1(b) (Fixed Charge Coverage Ratio). Compliance by the Company with the provisions of Section 6.1(b) of the Credit Agreement is hereby waived for the Company's fourth fiscal quarter of 1995 and the first fiscal quarter of 1996.

         3. Representations and Warranties. The Company hereby represents and warrants that:

              (a) There exists no Default or Event of Default under the Credit Agreement as amended hereby;

              (b) The representations and warranties made in the Credit Agreement are true and correct in all material respects as of the date hereof, except as set forth in Exhibit A attached hereto; and

              (c) The execution and delivery of this Waiver and First Amendment by and on behalf of the Company has been duly authorized by all requisite action on behalf of the Company and this Waiver and First Amendment constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

         4. Additional Requirements. The effectiveness of this Waiver and First Amendment is subject to the following conditions precedent:

              (a) The Administrative Agent shall have received counterparts of this Waiver and First Amendment, duly executed by the Company and the Required Banks;

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              (b)  The Company shall pay to the Administrative
Agent (i) for the ratable benefit of the Banks in accordance with their respective Commitment Percentages, a non-refundable fee in the amount of $187,500 and (ii) for the account of the Administrative Agent, such additional agency fees as the Company and the Administrative Agent shall agree.

         5. Limited Effect. Except as expressly amended by this Waiver and First Amendment, the Credit Agreement shall continue to be, and shall remain, unaltered and in full force and effect in accordance with its terms, and any waivers contained herein shall be limited precisely as drafted and shall not constitute a waiver of (a) any other terms or provisions of the Credit Agreement or any other Loan Document, (b) any Default or Event of Default or (c) any other rights or remedies of the Banks. This Waiver and First Amendment shall not be deemed to operate as a future waiver or modification of the provisions of
Section 6.1(b), or a waiver or modification of any other term, condition or covenant of the Credit Agreement.

         6. Release and Indemnity. Recognizing and in consideration of the Administrative Agent's, the Co-Agents' and the Banks' agreement to the amendments and waivers set forth herein, the Company hereby waives and releases the Administrative Agent, the Co-Agents and the Banks and their officers, attorneys, agents, and employees from any liability, suit, damage, claim, loss or expense of any kind or nature whatsoever and howsoever arising that the Company ever had or now has against any of them arising out of or relating to the Administrative Agent's, the Co-Agents' or the Banks' acts or omissions with respect to this Waiver and First Amendment, the Credit Agreement, the other Loan Documents or any other matters described or referred to herein or therein. The Company further hereby agrees to indemnify and hold the Administrative Agent, the Co-Agents and the Banks and their officers, attorneys, agents and employees harmless from any loss, damage, judgment, liability or expense (including counsel fees) suffered by or rendered against the Administrative Agent, the Co-Agents or the Banks or any of them on account of anything arising out of this Waiver and First Amendment, the Credit Agreement, the other Loan Documents or any other document delivered pursuant thereto up to and including the date hereof, provided, that the Company shall have no obligation hereunder to the Administrative Agent, the Co-Agents or any Bank with respect to indemnified liabilities arising from the gross negligence or willful misconduct of the Administrative Agent, the Co-Agents or any such Bank.

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         7.   Miscellaneous.

              (a) Expenses. The Company agrees to pay all of the Administrative Agent's reasonable out-of-pocket expenses incurred in connection with the preparation of this Waiver and First Amendment including, without limitation, the reasonable fees and expenses of counsel.

              (b)  Governing Law.  This Waiver and First
Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

              (c) Successor; Assigns. The terms and provisions of this Waiver and First Amendment shall be binding upon and shall inure to the benefit of the Company, the Administrative
Agent, the Co-Agents and the Banks and their respective successors and assigns.

              (d)  Counterparts.  This Waiver and First
Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, and all of which shall constitute one and the same instrument.

              (e) Headings. The headings of any paragraph of this Waiver and First Amendment are for convenience only and shall not be used to interpret any provision hereof.

              (f) Modifications. No modification hereof or any agreement referred to herein shall be binding or enforceable unless in writing and signed on behalf of the party against whom enforcement is sought.

         IN WITNESS WHEREOF, the parties hereto have caused this Waiver and First Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                       STRAWBRIDGE & CLOTHIER

                                       By: /s/ Steven L. Strawbridge
                                           -----------------------------------
                                            Title:  Vice President

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                                       PNC BANK, NATIONAL ASSOCIATION,
                                       as Administrative Agent and
                                       as a Bank

                                       By: /s/ H. Todd Dissinger
                                           -----------------------------------
                                            Title:  Vice President


                                       CORESTATES BANK, N.A.,
                                       as Co-Agent and as a Bank

                                       By: /s/ Carol A. Williams
                                           -----------------------------------
                                            Title:  Senior Vice President


                                       FIRST FIDELITY BANK, N.A.,
                                       as Co-Agent and as a Bank

                                       By: /s/ Wynelle Farlow
                                           -----------------------------------
                                            Title:  Vice President


                                       MELLON BANK, N.A.

                                       By: /s/ Laurie G. Dunn
                                           -----------------------------------
                                            Title:  Vice President

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                                  Exhibit A


           Exceptions to Bringdown of Representations and Warranties
           ---------------------------------------------------------


    Due to the inclement weather and the continuing sluggish retail environment, the Company has lowered its expectations for operating results in the fourth quarter of fiscal 1995.

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